Exhibit 10.2

AMENDED AND RESTATED GUARANTY AND PLEDGE AGREEMENT

THIS AMENDED AND RESTATED GUARANTY AND PLEDGE AGREEMENT (as it may be amended, restated, supplemented or modified from time to time, this “Agreement”) is entered into as of May 7, 2014, by and among each of the undersigned identified on the signature pages hereto as Grantors (together with any other entity that may become a party hereto as provided herein, each a “Grantor”, and collectively, the “Grantors”), and JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Administrative Agent”) for the Lenders and the other Secured Parties.

PRELIMINARY STATEMENTS

A. Approach Resources Inc., a Delaware corporation, as borrower (the “Borrower”), the banks and financial institutions party thereto as lenders, the Administrative Agent, as administrative agent for the lenders, and the other agents party thereto, are parties to that certain Credit Agreement dated as of January 18, 2008 (such agreement, as amended, restated, replaced, modified or supplemented prior to the date hereof, the “Existing Credit Agreement”) pursuant to which, upon the terms and conditions stated therein, such lenders agreed to make loans and other extensions of credit to the Borrower.

B. As security for the obligations and indebtedness of the Borrower under the Existing Credit Agreement, the Grantors executed certain Collateral Documents (as defined in the existing Credit Agreement) including, without limitation, certain guaranty agreements and security agreements (such Collateral Documents, other than any mortgages and deeds of trust executed and delivered by the Grantors, in each case as amended prior to the date hereof, the “Prior Security Documents”) covering the collateral described and defined therein.

C. The Existing Credit Agreement will be amended and restated in its entirety as an Amended and Restated Credit Agreement dated as of the date hereof (as amended or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrower, the Administrative Agent and the lenders from time to time party thereto (the “Lenders”), pursuant to which the Lenders have agreed to make loans and extend credit on behalf of the Borrower.

D. The Grantors and certain Bank Products Providers have entered or may enter into certain agreements regarding Bank Products (collectively, the “Secured Bank Products Agreements”).

E. The Grantors and Secured Swap Providers have entered or may enter into certain Swap Agreements (collectively, “Secured Swap Agreements” and, collectively with the Credit Agreement, the other Loan Documents and the Secured Bank Products Agreements, the “Secured Transaction Documents”).

F. Each Grantor other than the Borrower is a direct or indirect subsidiary of the Borrower for whose benefit the Borrower may and will borrow under the Credit Agreement, and each Grantor has determined that valuable benefits will be derived by it as a result of the Credit Agreement and the extension of credit made (and to be made) by the Lenders thereunder.

G. The Administrative Agent, the Lenders and the other Secured Parties have conditioned their obligations under the Secured Transaction Documents upon the execution and delivery by the Grantors of this Agreement, and each Grantor has agreed to enter into this Agreement pursuant to which, among other things, (i) the Prior Security Documents are amended and restated in their entirety, (ii) the liens and assignments created and granted by the Prior Security Documents are ratified, confirmed, renewed, extended, amended and restated, and (iii) the Collateral is granted and assigned by each Grantor to the Administrative Agent to further secure all the Indebtedness owing to the Administrative Agent, the Lenders and the other Secured Parties under the Secured Transaction Documents.

THEREFORE, in order to comply with the terms and conditions of the Secured Transaction Documents and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees with the Administrative Agent, on behalf of the Secured Parties, to amend and restate the Prior Security Documents in their entirety as follows:

ARTICLE I

DEFINITIONS

1.1 Terms Defined in Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

1.2 Terms Defined in UCC. Terms defined in the UCC which are not otherwise defined in this Agreement or the Credit Agreement are used herein as defined in the UCC.

1.3 Definitions of Certain Terms Used Herein. As used in this Agreement, in addition to the terms defined in the introductory paragraph hereto and in the Preliminary Statements, the following terms shall have the following meanings:

“Article” means a numbered article of this Agreement, unless another document is specifically referenced.

“Collateral” shall have the meaning set forth in Article II.

“Control” shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.

“Debtor Relief Laws” means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

“Exhibit” refers to a specific exhibit to this Agreement, unless another document is specifically referenced.

“Paid In Full” means (a) the payment in full in cash of all principal, interest (including interest accruing during the pendency of an insolvency or liquidation proceeding, regardless of whether allowed or allowable in such insolvency or liquidation proceeding) and premium, if any, on all Loans outstanding under the Credit Agreement, (b) the payment in full in cash or posting of cash collateral in respect of all other obligations or amounts that are outstanding under the Credit Agreement (other than indemnity obligations not yet due and payable of which any Grantor has not received a notice of potential claim), including the posting of the cash collateral for outstanding Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Issuing Bank have been made) as required by the terms of the Credit Agreement, (c) the termination of all Commitments under the Credit Agreement, (d) payment in full in cash of all amounts due and payable at such time under each Secured Bank Products Agreement (or collateralization of any obligations under such Secured Bank Products Agreement to the satisfaction of the counterparty to such Secured Bank Products Agreement), and (e) all Secured Swap Agreements secured hereby are either novated to the satisfaction of the counterparty to such Secured Swap Agreement or terminated and, if terminated, either all obligations thereunder are paid in full in cash or the Grantor party thereto has collateralized its obligations under such Secured Swap Agreement to the satisfaction of the counterparty to such Secured Swap Agreement.

“Pledged Collateral” means all Equity Interests in any Restricted Subsidiary now owned or hereafter acquired by any Grantor, whether or not physically delivered to the Administrative Agent pursuant to this Agreement, including, without limitation, the Equity Interests set forth on Exhibit B.

“Proceeds” shall have the meaning set forth in Article 9 of the UCC and, in any event shall include, without limitation, all dividends or other income from the Pledged Collateral, collections thereon or distributions or payments made with respect thereto.

“Section” means a numbered section of this Agreement, unless another document is specifically referenced.

“Securities Account” shall have the meaning set forth in Article 8 of the UCC.

“Securities Account Control Agreement” means an agreement, in form and substance reasonably satisfactory to the Administrative Agent, among any Grantor, a securities intermediary holding such Grantor’s assets, including funds and securities, or an issuer of Securities, and the Administrative Agent with respect to collection and control of all deposits, securities and other balances held in a Securities Account maintained by any Grantor with such securities intermediary.

“Security” has the meaning set forth in Article 8 of the UCC.

“UCC” means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the attachment, perfection or priority of, or remedies with respect to, Administrative Agent’s or any Secured Party’s Lien on any Collateral.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE II

GUARANTEE

2.1 Guarantee.

(a) Each Grantor hereby absolutely and unconditionally guarantees the prompt, complete and full payment when due of the Indebtedness, no matter how such shall become due, and each Grantor other than the Borrower further guarantees that Borrower will properly and timely perform the Indebtedness and other obligations and liabilities of the Credit Parties under the Credit Agreement, Notes and other Loan Documents.

(b) Each Grantor covenants that, so long as any Lender has any Commitment or any Revolving Credit Exposure under the Credit Agreement, it will, and, if necessary and applicable, will enable the Borrower to, fully comply with the conditions, covenants, and agreements set forth in the Credit Agreement. Notwithstanding any contrary provision in this Agreement, however, each Grantor’s maximum liability under this Article II is limited, to the extent, if any, required so that its liability is not subject to avoidance under applicable Debtor Relief Laws.

(c) If any Grantor is or becomes liable for any indebtedness owing by any Credit Party to any Secured Party by endorsement or otherwise than under this Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of Secured Parties hereunder shall be cumulative of any and all other rights that Secured Parties may ever have against Grantor. The exercise by any Secured Party of any right or remedy hereunder or under any other instrument, at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

(d) In the event of default by the Borrower or any other Credit Party in payment of the Indebtedness, or any part thereof, when such Indebtedness becomes due, either by its terms or as the result of the exercise of any power to accelerate, each Grantor shall, on demand, and without further notice of dishonor and without any notice having been given to such Grantor previous to such demand of the acceptance by Secured Parties of this Agreement, and without any notice having been given to such Grantor previous to such demand of the creating or incurring of such Indebtedness, pay the amount due thereon to Secured Parties at Administrative Agent’s office as set forth in the Credit Agreement, and it shall not be necessary for any Secured Party, in order to enforce such payment by any Grantor, first, to institute suit or exhaust its remedies against Borrower, any other Grantor or others liable on such Indebtedness, to have the Borrower joined with any Grantor in any suit brought under this Agreement or to enforce its rights against any security which shall ever have been given to secure such indebtedness; provided, however, that in the event any Secured Party elects to enforce and/or exercise any remedies it may possess with respect to any security for the Indebtedness prior to demanding payment from any Grantor, such Grantor shall nevertheless be obligated hereunder for any and all sums still owing to Secured Parties on the Indebtedness and not repaid or recovered incident to the exercise of such remedies.

(e) Each Grantor hereby subordinates and makes inferior any and all indebtedness now or at any time hereafter owed by any Credit Party to any Grantor to the

Indebtedness evidenced by the Credit Agreement and agrees if an Event of Default shall have occurred and be continuing, not to permit any Credit Party to repay, or to accept payment from any Credit Party of, such indebtedness or any part thereof without the prior written consent of Majority Lenders. Each Grantor further agrees that if Administrative Agent so requests, such indebtedness of Borrower to such Grantor shall be collected, enforced and received by such Grantor as trustee for Administrative Agent (for the benefit of the Secured Parties) and shall be paid over to Administrative Agent (for the benefit of the Secured Parties) on account of the Indebtedness but without reducing or affecting in any manner the liability of such Grantor under the other provisions of this Agreement.

(f) Each Grantor hereby agrees that to the extent that any Grantor shall have paid more than its proportionate share of any payment made hereunder, such Grantor shall be entitled to seek and receive contribution from and against any other Grantor hereunder which has not paid its proportionate share of such payment. Each Grantor’s right of contribution shall be subject to the terms and conditions of Section 2.1(g). The provisions of this Section 2.1(f) shall in no respect limit the obligations and liabilities of any Grantor to the Secured Parties, and each Grantor shall remain liable to the Secured Parties for the full amount guaranteed by such Grantor hereunder.

(g) Notwithstanding any payment made by any Grantor hereunder or any set off or application of funds of any Grantor by any Secured Party, no Grantor shall be entitled to be subrogated to any of the rights of any Secured Party against the Borrower or any Grantor or any Collateral security or guaranty or right of offset held by any Secured Party for the payment of the Indebtedness, nor shall any Grantor seek or be entitled to seek any indemnity, exoneration, participation, contribution or reimbursement from the Borrower or any Grantor in respect of payments made by such Grantor hereunder, until all amounts owing to the Secured Parties by the Credit Parties on account of the Indebtedness are Paid In Full. If any amount shall be paid to any Grantor on account of such subrogation rights at any time when all of the Indebtedness shall not have been Paid In Full, such amount shall be held by such Grantor in trust for Administrative Agent (for the benefit of the Secured Parties), segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to Administrative Agent (for the benefit of the Secured Parties) in the exact form received by such Grantor (duly endorsed by such Grantor to Administrative Agent, if required), to be applied against the Indebtedness whether matured or unmatured.

(h) If all or any part of the Indebtedness at any time is secured, each Grantor agrees that Administrative Agent and/or Lenders may at any time and from time to time, at their discretion and with or without valuable consideration, allow substitution or withdrawal of Collateral or other security and release Collateral or other security or compromise or settle any amount due or owing under the Credit Agreement or amend or modify in whole or in part the Credit Agreement or any Loan Document executed in connection with same without impairing or diminishing the Indebtedness of each Grantor hereunder. Each Grantor further agrees that if any Credit Party executes in favor of any Secured Party any collateral agreement, mortgage or other security instrument, the exercise by any Secured Party of any right or remedy thereby conferred on such Secured Party shall be wholly discretionary with such Secured Party, and that the exercise or failure to exercise any such right or remedy shall in no way impair or diminish the obligation of each Grantor hereunder. Each Grantor further agrees that Secured Parties and the

Administrative Agent shall not be liable for their failure to use diligence in the collection of the Indebtedness or in preserving the liability of any person liable for the Indebtedness, and each Grantor hereby waives presentment for payment, notice of nonpayment, protest and notice thereof (including, notice of acceleration), and diligence in bringing suits against any Person liable on the Indebtedness, or any part thereof.

(i) Each Grantor agrees that Secured Parties, in their discretion, may (but subject to any applicable provisions of the Loan Documents) (i) bring suit against all Grantors (including, without limitation, each Grantor hereunder) of the Indebtedness jointly and severally or against any one or more of them, (ii) compound or settle with any one or more of such Grantors for such consideration as Secured Parties may deem proper, and (iii) release one or more of such Grantors from liability hereunder, and that no such action shall impair the rights of Secured Parties to collect the Indebtedness (or the unpaid balance thereof) from other such Grantors of the Indebtedness, or any of them, not so sued, settled with or released. Each Grantor agrees, however, that nothing contained in this paragraph, and no action by Secured Parties permitted under this paragraph, shall in any way affect or impair the rights or Indebtedness of such Grantors among themselves.

(j) Each Grantor acknowledges and agrees that any interest on any portion of the Indebtedness which accrues after the commencement of any insolvency or bankruptcy proceeding (or, if interest on any portion of the Indebtedness ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Indebtedness if said proceedings had not been commenced) shall be included in the Indebtedness because it is the intention of each Grantor and the Secured Parties that the Indebtedness which is guaranteed by each Grantor pursuant to this Guaranty should be determined without regard to any rule of law or order which may relieve any Credit Party of any portion of such Indebtedness. Each Grantor will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay the Secured Parties or Administrative Agent, or allow the claim of the Secured Parties or Administrative Agent in respect of, any such interest accruing after the date on which such proceeding is commenced.

(k) Notice to any Grantor of the acceptance of this Agreement and of the making, renewing or assignment of the Indebtedness and each item thereof, are hereby expressly waived by each Grantor.

ARTICLE III

GRANT OF SECURITY INTEREST

Each Grantor hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Secured Parties, a security interest in all of its right, title and interest in, to and under the following property, whether now owned or hereafter acquired by or arising in favor of such Grantor (all of the following, collectively the “Collateral”):

(a) all Pledged Collateral now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest and whether now existing or hereafter coming into existence;

(b) all of such Grantor’s right, title and interests in all Swap Agreements to which such Grantor is now or hereinafter becomes a party, whether now existing or hereinafter coming into existence; and

(c) all additions to, substitutions for and replacements, Proceeds, insurance proceeds and products of the foregoing, together with all books and records, and other records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing;

to secure the prompt and complete payment and performance of the Indebtedness.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Each Grantor represents and warrants to the Administrative Agent and the Secured Parties that:

4.1 Title, Perfection and Priority. Such Grantor has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section 5.1(e), and has full power and authority to grant to the Administrative Agent the security interest in such Collateral pursuant hereto. When financing statements have been filed in the appropriate offices against such Grantor in the locations listed on Exhibit C, the Administrative Agent will have a validly perfected security interest in that Collateral of the Grantor in which a security interest may be perfected by filing, subject only to Excepted Liens identified in clause (a) of the definition thereof.

4.2 Type and Jurisdiction of Organization, Organizational and Identification Numbers. The type of entity of such Grantor, its state of organization, the organizational number issued to it by its state of organization and its federal employer identification number are set forth on Exhibit A. Such Grantor is a corporation, limited liability company or limited partnership duly organized and validly existing under the laws of the jurisdiction of its incorporation or formation.

4.3 Exact Names. Such Grantor’s name in which it has executed this Agreement is the exact name as it appears in such Grantor’s organizational documents, as amended, as filed with such Grantor’s jurisdiction of organization. Such Grantor has not, during the past five years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or been a party to any acquisition.

4.4 No Financing Statements, Security Agreements. No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated naming such Grantor as debtor has been filed or is of record in any jurisdiction except (a) for financing statements or security agreements naming the Administrative Agent on behalf of the Secured Parties as the secured party and (b) as permitted by Section 5.1(e).

4.5 Pledged Collateral.

(a) Exhibit B sets forth a complete and accurate list of all Pledged Collateral owned by such Grantor. Such Grantor is the direct, sole beneficial owner and sole holder of record of the Pledged Collateral listed on Exhibit B as being owned by it, free and clear of any Liens, except for the security interest granted to the Administrative Agent for the benefit of the Secured Parties hereunder and Excepted Liens of the type described in clause (a) of the definition thereof. Such Grantor further represents and warrants that (i) all Pledged Collateral owned by it constituting an Equity Interest has been (to the extent such concepts are relevant with respect to such Pledged Collateral) duly authorized, validly issued, are fully paid and non-assessable, (ii) with respect to any certificates delivered to the Administrative Agent representing an Equity Interest, either such certificates are Securities as defined in Article 8 of the UCC as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, such Grantor has so informed the Administrative Agent so that the Administrative Agent may take steps to perfect its security interest therein as a General Intangible and (iii) all such Pledged Collateral held by a securities intermediary, if any, is covered by a Securities Account Control Agreement.

(b) In addition, (i) none of the Pledged Collateral owned by it has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject, (ii) there are existing no options, warrants, calls or commitments of any character whatsoever relating to such Pledged Collateral or which obligate the issuer of any Equity Interest included in the Pledged Collateral to issue additional Equity Interests, and (iii) no consent, approval, authorization, or other action by, and no giving of notice, filing with, any governmental authority or any other Person is required for the pledge by such Grantor of such Pledged Collateral pursuant to this Agreement or for the execution, delivery and performance of this Agreement by such Grantor, or for the exercise by the Administrative Agent of the voting or other rights provided for in this Agreement or for the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally or the filing of UCC financing statements.

(c) Such Grantor owns the issued and outstanding Equity Interests as set forth on Exhibit B.

4.6 Representations in Credit Agreement. With respect to each Grantor other than the Borrower, the representations and warranties in the Credit Agreement are incorporated herein by reference, the same as if stated verbatim herein as representations and warranties made by each Grantor, and each Grantor, jointly and severally represents and warrants that each of such representations and warranties are true and correct in all material respects (without duplication of any materiality qualifier contained therein), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties are true and correct in all material respects as of such specified earlier date.

4.7 No Reliance. In executing and delivering this Agreement, each Grantor has (a) without reliance on Administrative Agent or any information received from Administrative Agent and based upon such documents and information it deems appropriate, made an independent investigation of the transactions contemplated hereby and the Borrower, the Borrower’s business, assets, operations, prospects and condition, financial or otherwise, and any circumstances which may bear upon such transactions, the Borrower or the obligations and risks undertaken herein with respect to the Indebtedness; (b) adequate means to obtain from the Borrower on a continuing basis information concerning the Borrower; (c) full and complete access to the Loan Documents and any other documents executed in connection with the Loan Documents; and (d) not relied and will not rely upon any representations or warranties of the Administrative Agent not embodied herein or any acts heretofore or hereafter taken by the Administrative Agent (including but not limited to any review by the Administrative Agent of the affairs of the Borrower).

ARTICLE V

COVENANTS

From the date of this Agreement, and thereafter until this Agreement is terminated, each Grantor agrees that:

5.1 General.

(a) Collateral Records. Such Grantor will maintain books of record and account with respect to the Collateral owned by it in accordance with Section 8.08 of the Credit Agreement, and furnish to the Administrative Agent, with sufficient copies for each of the Lenders, such reports relating to such Collateral in accordance with Section 8.08 of the Credit Agreement.

(b) Authorization to File Financing Statements; Ratification. Such Grantor hereby authorizes the Administrative Agent to file, and if requested will deliver to the Administrative Agent, all financing statements and other documents and take such other actions as may from time to time be reasonably requested by the Administrative Agent in order to maintain at least the priority described in Section 4.1 and, if applicable, Control of, the Collateral owned by such Grantor. Any financing statement filed by the Administrative Agent may be filed in any filing office in any UCC jurisdiction and may (i) indicate such Grantor’s Collateral (A) as all assets of the Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of such jurisdiction, or (B) by any other description which reasonably approximates the description contained in this Agreement, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor. Such Grantor also agrees to furnish any such information to the Administrative Agent promptly upon reasonable request. Such Grantor also ratifies its authorization for the Administrative Agent to have filed in any UCC jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

(c) Further Assurances. Such Grantor will, if so requested by the Administrative Agent, furnish to the Administrative Agent, as often as the Administrative Agent requests, statements and schedules further identifying and describing the Collateral owned by it and such other reports and information in connection with its Collateral as the Administrative Agent may reasonably request, all in such detail as the Administrative Agent may reasonably specify.

(d) Disposition of Collateral. Such Grantor will not sell, assign, transfer, exchange or otherwise dispose of the Collateral owned by it except for dispositions permitted pursuant to Section 9.11 of the Credit Agreement.

(e) Liens. Such Grantor will not create, incur, or suffer to exist any Lien on the Collateral owned by it except (i) the security interest created by this Agreement, (ii) Excepted Liens and (iii) any other Liens permitted by Section 9.03 of the Credit Agreement.

(f) Other Financing Statements. Such Grantor will not authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral owned by it, except as permitted by Section 5.1(e). Such Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Administrative Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.

5.2 Delivery of Certificated Securities. Such Grantor will (a) deliver to the Administrative Agent immediately upon execution of this Agreement (subject to the last two sentences of this Section), the originals of all certificated Securities constituting Collateral owned by it (if any then exist), (b) hold in trust for the Administrative Agent upon receipt and immediately thereafter deliver to the Administrative Agent any such certificated Securities constituting Collateral, and (c) upon the Administrative Agent’s request, deliver to the Administrative Agent a duly executed amendment to this Agreement, in the form of Exhibit D hereto (the “Amendment”), pursuant to which such Grantor will confirm the pledge such additional Collateral. Such Grantor hereby authorizes the Administrative Agent to attach each Amendment to this Agreement and agrees that all additional Collateral owned by it set forth in such Amendments shall be considered to be part of the Collateral. Notwithstanding the foregoing to the contrary, the Borrower shall not be required to deliver originals of all certificated Securities in respect of Equity Interests in Approach Oil & Gas Inc. until the date that this 30 days following the date hereof. In connection with such delivery referred to in the immediately preceding sentence, the Borrower shall deliver blank stock powers in form and substance reasonably satisfactory to the Administrative Agent and an Amendment containing the applicable information regarding such certificates including the certificate number and number of shares.

5.3 Uncertificated Pledged Collateral; Securities Account Control Agreements; Article 8 Securities Matters. Such Grantor will permit the Administrative Agent from time to time during the continuance of an Event of Default to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated Securities or other types of Pledged Collateral owned by it not represented by certificates to mark their books and records with the numbers and face amounts of all such uncertificated Securities or other types of Pledged Collateral not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Administrative Agent granted pursuant to this Agreement. With respect to any Pledged Collateral owned by it, such Grantor will take any actions necessary to cause (a) the issuers of uncertificated Securities which are Pledged Collateral and (b) any securities intermediary which is the holder of any such Pledged Collateral, to cause the Administrative Agent to have and retain Control over such Pledged Collateral. Without limiting the foregoing, such Grantor will, with respect to any such Pledged Collateral held with a securities intermediary, cause such securities intermediary to enter into a Securities Account Control Agreement. Such Grantor shall not permit (i) any Equity Interest which is included within the Collateral to at any time constitute a Security or (ii) the issuer of any such Equity Interest to take any action to have such interests treated as a Security unless Section 5.2 and this Section 5.3 are complied with.

5.4 Pledged Collateral.

(a) Changes in Capital Structure of Issuers. Such Grantor will not (i) permit or suffer any issuer of an Equity Interest constituting Pledged Collateral owned by it to dissolve, merge, liquidate, retire any of its Equity Interests or Securities evidencing ownership, reduce its capital, sell or encumber all or substantially all of its assets (except for Excepted Liens and sales of assets permitted pursuant to Section 5.1(d)) or merge or consolidate with any other entity (except as permitted by Section 9.10 of the Credit Agreement), or (ii) vote any such Pledged Collateral in favor of any of the foregoing.

(b) Issuance of Additional Securities. Such Grantor will not permit or suffer the issuer of an Equity Interest constituting Pledged Collateral owned by it to issue additional Equity Interests, any right to receive the same or any right to receive earnings, except to such Grantor.

(c) Grantors as Issuers. In the case of each Grantor that is an issuer of Pledged Collateral, such Grantor agrees that it will be bound by the terms of this Agreement relating to the Pledged Collateral issued by it and will comply with such terms insofar as such terms are applicable to it.

(d) Registration of Pledged Collateral. Such Grantor will permit any registerable Pledged Collateral owned by it to be registered in the name of the Administrative Agent or its nominee at any time at the option of the Required Lenders during the continuance of an Event of Default.

(e) Exercise of Rights in Pledged Collateral.

(i)	Without in any way limiting the foregoing and subject to clause (ii) below, such Grantor shall have the right to exercise all voting rights or other rights relating to the Pledged Collateral owned by it for all purposes not inconsistent with this Agreement, the Credit Agreement or any other Loan Document; provided however, that no vote or other right shall be exercised or action taken which would have the effect of impairing the rights of the Administrative Agent in respect of such Pledged Collateral.

(ii)	Such Grantor will permit the Administrative Agent or its nominee at any time during the continuance of an Event of Default, without notice, to exercise all voting rights or other rights relating to the Pledged Collateral owned by it, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Equity Interest constituting such Pledged Collateral as if it were the absolute owner thereof.

(iii)	Such Grantor shall be entitled to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Collateral owned by it to the extent not in violation of the Credit Agreement other than any of the following distributions and payments during the continuance of an Event of Default (collectively referred to as the “Excluded Payments”): (A) dividends and interest paid or payable other than in cash in respect of such Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (B) dividends and other distributions paid or payable in cash in respect of such Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of an issuer; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, such Pledged Collateral; provided however, that until actually paid, all rights to such distributions shall remain subject to the Lien created by this Agreement; and

(iv)	All Excluded Payments and all other distributions in respect of any of the Pledged Collateral owned by such Grantor, whenever paid or made, shall be delivered to the Administrative Agent to hold as Pledged Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of such Grantor, and be forthwith delivered to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

5.5 No Interference. Each Grantor agrees that it will not interfere with any right, power and remedy of the Administrative Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Administrative Agent of any one or more of such rights, powers or remedies.

5.6 Change of Name or Location. Such Grantor shall insure that Borrower gives the notices required in Section 8.01(j) of the Credit Agreement with respect to any change in such Grantor’s name, jurisdiction of organization, or the other matters addressed in such section of the Credit Agreement.

5.7 [reserved.]

5.8 Maintain Operations. Each Grantor covenants and agrees that until the Indebtedness is paid and performed in full, except as otherwise provided in the Credit Agreement or unless the requisite Lenders give their prior written consent to any deviation therefrom, it will

(a) at all times maintain its existence and authority to transact business in any state or jurisdiction where such Grantor has assets and operations, except where the failure to maintain such existence or authority would not have a Material Adverse Effect, and (b) duly and punctually observe and perform all covenants applicable to such Grantor under the Credit Agreement and the other Loan Documents.

ARTICLE VI

EVENTS OF DEFAULT AND REMEDIES

6.1 Events of Default. The occurrence of any “Event of Default” under, and as defined in, the Credit Agreement shall constitute an Event of Default hereunder.

6.2 Remedies.

(a) Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, or at the direction of the Required Lenders, shall, exercise any or all of the following rights and remedies:

(i)	those rights and remedies provided in this Agreement, the Credit Agreement, or any other Loan Document; provided that, this Section 6.2(a) shall not be understood to limit any rights or remedies available to the Administrative Agent and the Secured Parties prior to an Event of Default;

(ii)	those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under an Agreement;

(iii)	give notice of sole control or any other instruction under any Securities Account Control Agreement and take any action therein with respect to such Collateral;

(iv)	without notice (except as specifically provided in Section 8.1 or elsewhere herein), demand or advertisement of any kind to any Grantor or any other Person, collect, receive, process, appropriate, sell, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at any location deemed appropriate by the Administrative Agent), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Administrative Agent may deem commercially reasonable; and

(v)	concurrently with written notice to the applicable Grantor, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though the Administrative Agent was the outright owner thereof.

(b) The Administrative Agent, on behalf of the Secured Parties, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(c) The Administrative Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Administrative Agent and the Secured Parties, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption the Grantor hereby expressly releases.

(d) Until the Administrative Agent is able to affect a sale, lease, or other disposition of Collateral, the Administrative Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Administrative Agent. The Administrative Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Administrative Agent’s remedies (for the benefit of the Administrative Agent and Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment.

(e) Notwithstanding the foregoing, neither the Administrative Agent nor any Secured Party shall be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Indebtedness or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Indebtedness or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

(f) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (a) above. Each Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if the applicable Grantor and the issuer would agree to do so.

(g) Each Grantor understands and agrees that any amounts of any Grantor on account with any Lender may, if an Event of Default shall have occurred and be continuing, be offset to satisfy the obligations of such Grantor hereunder.

6.3 Grantor’s Obligations Upon Default. Upon the request of the Administrative Agent after the occurrence and during the continuance of a Default, each Grantor will:

(a) assemble and make available to the Administrative Agent the Collateral and all books and records relating thereto at any place or places specified by the Administrative Agent, whether at a Grantor’s premises or elsewhere; and

(b) permit the Administrative Agent, by the Administrative Agent’s representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay the Grantor for such use and occupancy.

ARTICLE VII

ATTORNEY IN FACT; PROXY

7.1 Authorization for Secured Party to Take Certain Action.

(a) Each Grantor irrevocably authorizes the Administrative Agent at any time and from time to time in the sole discretion of the Administrative Agent and appoints the Administrative Agent as its attorney in fact (i) to file financing statements necessary or desirable in the Administrative Agent’s sole discretion to perfect and to maintain the perfection and priority of the Administrative Agent’s security interest in the Collateral, (ii) during the continuance of an Event of Default to endorse and collect any cash proceeds of the Collateral, (iii) to file any financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Administrative Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Administrative Agent’s security interest in the Collateral, (iv) to contact and enter into one or more agreements with the issuers of uncertificated Securities which are Pledged Collateral or with securities intermediaries holding Pledged Collateral as may be necessary or advisable to give the Administrative Agent Control over such Pledged Collateral, (v) during the continuance of an Event of Default to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder), and (vi) during the continuance of an Event of Default to do all other acts and things necessary to carry out this Agreement; and such Grantor agrees to reimburse the Administrative Agent on demand for any payment made or any expense incurred by the Administrative Agent in connection with any of the foregoing as required by Section 12.03 of the Credit Agreement; provided that, this authorization shall not relieve such Grantor of any of its obligations under this Agreement, the Credit Agreement or under any other Loan Document.

(b) All acts of said attorney or designee are hereby ratified and approved. The powers conferred on the Administrative Agent, for the benefit of the Administrative Agent and Secured Parties, under this Section 7.1 are solely to protect the Administrative Agent’s interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Secured Party to exercise any such powers.

7.2 Proxy. EACH GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE ADMINISTRATIVE AGENT AS ITS PROXY AND ATTORNEY-IN-FACT (TO THE EXTENT SET FORTH IN SECTION 7.1 ABOVE) WITH RESPECT TO ITS PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE SUCH PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO DURING THE CONTINUANCE OF AN EVENT OF DEFAULT. IN ADDITION TO THE RIGHT TO VOTE ANY SUCH PLEDGED COLLATERAL, THE APPOINTMENT OF THE ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE DURING THE CONTINUANCE OF AN EVENT OF DEFAULT ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE OF A DEFAULT.

7.3 Nature of Appointment; Limitation of Duty. THE APPOINTMENT OF THE ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VII IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 8.13. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER THE ADMINISTRATIVE AGENT, NOR ANY SECURED PARTY, NOR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

ARTICLE VIII

GENERAL PROVISIONS

8.1 Waivers. Each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Grantors, addressed as set forth in Article IX, at least ten days prior to (a) the date of any such public sale or (b) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Administrative Agent or any Secured Party arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of the Administrative Agent or such Secured Party as finally determined by a court of competent jurisdiction. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Administrative Agent or any Secured Party, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Agreement, or otherwise. Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

8.2 Limitation on Administrative Agent’s and any Secured Party’s Duty with Respect to the Collateral. The Administrative Agent and each Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Neither the Administrative Agent nor any Secured Party shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Administrative Agent or such Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on the Administrative Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for the Administrative Agent (a) to fail to incur expenses deemed significant by the Administrative Agent to prepare Collateral for disposition, (b) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (c) to contact other Persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (d) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (e) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, or (f) to the extent deemed appropriate by the Administrative Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Administrative Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 8.2 is to provide non-exhaustive indications of what actions or omissions by the Administrative Agent would be commercially reasonable in the Administrative Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Administrative Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 8.2. Without limitation upon the foregoing, nothing contained in this Section 8.2 shall be construed to grant any rights to any Grantor or to impose any duties on the Administrative Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 8.2.

8.3 Specific Performance of Certain Covenants. Each Grantor acknowledges and agrees that a breach of any of the covenants contained herein will cause irreparable injury to the Administrative Agent and the Secured Parties, that the Administrative Agent and Secured Parties have no adequate remedy at law in respect of such breaches and therefore agrees that the covenants of the Grantors contained herein shall be specifically enforceable against the Grantors.

8.4 Administrative Agent Performance of Grantor Obligations. Without having any obligation to do so, the Administrative Agent may during the continuance of an Event of Default perform or pay any obligation which any Grantor has agreed to perform or pay in this Agreement and the Grantors shall reimburse the Administrative Agent for any amounts paid by the Administrative Agent pursuant to this Section 8.4. The Grantors’ obligation to reimburse the Administrative Agent pursuant to the preceding sentence shall be Indebtedness payable on demand.

8.5 Dispositions Not Authorized. No Grantor is authorized to sell or otherwise dispose of the Collateral except as set forth in Section 5.1(d) and notwithstanding any course of dealing between any Grantor and the Administrative Agent or other conduct of the Administrative Agent, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 5.1(d)) shall be binding upon the Administrative Agent or the Secured Parties unless such authorization is in writing signed by the Administrative Agent with the consent or at the direction of the Majority Lenders.

8.6 No Waiver; Amendments; Cumulative Remedies. No delay or omission of the Administrative Agent or any Lender to exercise any right or remedy granted under this Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No notice to or demand on any Grantor in any case shall, of itself, entitle such Grantor to any other or further notice or demand in similar or other circumstances. No waiver, amendment or other variation of the terms, conditions or provisions of this Agreement whatsoever shall be valid unless in writing signed by the Administrative Agent with the concurrence or at the direction of the Lenders required under Section 12.02 of the Credit Agreement and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Agreement or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the Secured Parties until the Indebtedness have been Paid In Full.

8.7 Limitation by Law; Severability of Provisions. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

8.8 Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Indebtedness, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Indebtedness, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Indebtedness shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

8.9 Benefit of Agreement. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Grantors, the Administrative Agent and the Secured Parties and their respective successors and assigns (including all persons who become bound as a debtor to this Agreement), except that no Grantor shall have the right to assign its rights or delegate its obligations under this Agreement or any interest herein, without the prior written consent of the Administrative Agent or as permitted by Section 9.10 of the Credit Agreement. No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Indebtedness or any portion thereof or interest therein shall in any manner impair the Lien granted to the Administrative Agent, for the benefit of the Administrative Agent and the Secured Parties, hereunder.

8.10 Survival of Representations. All representations and warranties of the Grantors contained in this Agreement shall survive the execution and delivery of this Agreement.

8.11 Taxes and Expenses. Any taxes (including income taxes) payable or ruled payable by Federal or State authority in respect of this Agreement shall be paid by the Grantors, together with interest and penalties, if any, upon an pursuant to the terms set forth in Section 5.03 of the Credit Agreement. The Grantors shall reimburse the Administrative Agent for any and all out-of-pocket expenses and internal charges (including reasonable attorneys’, auditors’ and accountants’ fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of the Administrative Agent) paid or incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral), in each case upon and pursuant to the terms set forth in Section 12.03 of the Credit Agreement. Any and all costs and expenses incurred by the Grantors in the performance of actions required pursuant to the terms hereof shall be borne solely by the Grantors.

8.12 Headings. The title of and section headings in this Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Agreement.

8.13 Termination. This Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Indebtedness outstanding) until (a) the Commitments have terminated pursuant to the terms of the Credit Agreement and (b) all of the Indebtedness has been Paid In Full.

8.14 Highest Lawful Rate. No provision herein or in any promissory note, instrument or any other Loan Document executed any Grantor evidencing the Indebtedness shall require the payment or permit the collection of interest in excess of the Highest Lawful Rate. If any excess of interest in such respect is provided for herein or in any such promissory note, instrument, or any other Loan Document, the provisions of this paragraph shall govern, and neither the Borrower nor any Grantor shall be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law. The intention of the parties being to conform strictly to any applicable federal or state usury laws now in force, all promissory notes, instruments and other Loan Documents executed by Borrower or any Grantor evidencing the Indebtedness shall be held subject to reduction to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

8.15 Entire Agreement. This Agreement embodies the entire agreement and understanding between the Grantors and the Administrative Agent relating to the Collateral and supersedes all prior agreements and understandings between the Grantors and the Administrative Agent relating to the Collateral.

8.16 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8.17 CONSENT TO JURISDICTION. EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT, IN EITHER CASE, SITTING IN NEW YORK COUNTY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND EACH GRANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY SECURED PARTY TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY GRANTOR AGAINST THE ADMINISTRATIVE AGENT OR ANY SECURED PARTY OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT OR ANY SECURED PARTY INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING

OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK COUNTY, NEW YORK.

8.18 WAIVER OF JURY TRIAL. EACH GRANTOR, THE ADMINISTRATIVE AGENT AND EACH SECURED PARTY HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

8.19 Indemnity. Each Grantor hereby agrees to indemnify the Administrative Agent and the Secured Parties, and their respective successors, assigns, agents and employees, from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature (including, without limitation, all expenses of litigation or preparation therefor whether or not the Administrative Agent or any Secured Party is a party thereto) imposed on, incurred by or asserted against the Administrative Agent or the Secured Parties, or their respective successors, assigns, agents and employees, in any way relating to or arising out of this Agreement, or the purchase, acceptance, rejection, ownership, delivery, possession, use, sale, or other disposition of any Collateral, in each case upon and pursuant to the terms set forth in Section 12.03 of the Credit Agreement.

8.20 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission (e.g. .pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

8.21 Obligations Absolute. All obligations of each Grantor hereunder (including, without limitation, each such Grantor’s obligations under Article II), shall be absolute and unconditional irrespective of:

(a) any extension, renewal, settlement, compromise, waiver or release in respect of any of the Indebtedness, by operation of law or otherwise, or any obligation of any other Grantor of any of the Indebtedness, or any default, failure or delay, willful or otherwise, in the payment or performance of the Indebtedness;

(b) any lack of validity or enforceability relating to or against Borrower, any other Credit Party or any other guarantor of any of the Indebtedness, for any reason related to the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Indebtedness, or any Governmental Requirements purporting to prohibit the payment by Borrower, any other Credit Party or any other guarantor of the Indebtedness of the principal of or interest on the Indebtedness;

(c) any modification or amendment of or supplement to the Credit Agreement or any other Loan Document;

(d) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Indebtedness, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Indebtedness, including any increase or decrease in the rate of interest thereon;

(e) any release, nonperfection or invalidity of any direct or indirect security for any obligation of any Credit Party under the Credit Agreement or any other Loan Document or any obligations of any other Grantor of any of the Indebtedness, any amendment or waiver of, or consent to departure from, any other guaranty or support document, any exchange, release or non-perfection of any Collateral, for all or any of the Loan Documents or Indebtedness, or any action or failure to act by Administrative Agent, any Lender or any Affiliate of any Lender with respect to any Collateral securing all or any part of the Indebtedness;

(f) any change in the corporate existence, structure or ownership of Borrower, any other Credit Party or any other guarantor of any of the Indebtedness, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting Borrower, any other Credit Party or any other guarantor of the Indebtedness, or any of their assets or any resulting release of discharge of any obligation of Borrower, any other Credit Party or any other guarantor of any of the Indebtedness;

(g) any present or future law, regulation or order of any jurisdiction (whether of right or in fact) or of any agency thereof purporting to reduce, amend, restructure or otherwise affect any term of any Loan Document or Indebtedness;

(h) any other setoff, defense or counterclaim whatsoever (in any case, whether based on contract, tort or any other theory) with respect to the Credit Agreement, any other Loan Document, any other agreement or instrument or the transactions contemplated thereby which might constitute a legal or equitable defense available to, or discharge of any Grantor; or

(i) any other act or omission to act or delay of any kind by Borrower, any other Credit Party, any other guarantor of the Indebtedness, the Administrative Agent, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of any Grantor’s obligations hereunder.

8.22 Release. Each Grantor consents and agrees that the Administrative Agent may at any time, or from time to time, in its discretion:

(a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Indebtedness; and

(b) exchange, release and/or surrender all or any of the Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, which is now or may hereafter be held by the Administrative Agent in connection with all or any of the Indebtedness; all in such manner and upon such terms as the Administrative Agent may deem proper, and without notice to or further assent from any Grantor, it being hereby agreed that each Grantor shall be and remain bound upon this Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Indebtedness may, at any time, exceed the aggregate principal amount thereof set forth in the Credit Agreement, or any other agreement governing any Indebtedness.

8.23 Survival of Prior Obligations. The Credit Agreement and any Notes issued in connection therewith have been given in renewal, extension, rearrangement and increase, and not in extinguishment of the obligations under the Existing Credit Agreement and the notes and other documents related thereto. All Liens and security interests securing the Existing Credit Agreement and the obligations relating thereto, including the Liens, assignments and security interests of the Prior Security Documents, are hereby ratified, confirmed, renewed, extended, amended and restated as security for the Indebtedness by this Agreement with the same priority as the Prior Security Documents. None of the Liens and security interests created pursuant to the Prior Security Documents are released or impaired hereby. Additionally, the substantive rights and obligations of the parties hereto shall be governed by this Agreement, rather than the Prior Security Documents.

8.24 Commodity Exchange Act Keepwell Provisions. To the extent that such Grantor is a Qualified ECP Guarantor, such Guarantor hereby guarantees the payment and performance of all Indebtedness of each Credit Party and absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each Credit Party in order for such Credit Party to honor its obligations under its respective Security Instruments including obligations with respect to Swap Agreements (provided, however, that each such Grantor shall only be liable under this Section 8.24 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 8.24, or otherwise under this Agreement or any Loan Document, as it relates to such other Credit Parties, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of such Grantors under this Section 8.24 shall remain in full force and effect until all Indebtedness is Paid In Full. Each such Grantor intends that this Section 8.24 constitute, and this Section 8.24 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

8.25 Additional Grantors. Each Person that is required to become a party to this Agreement pursuant to Section 8.14(b) of the Credit Agreement and is not a signatory hereto shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Person of an Assumption Agreement in the form of Annex I hereto.

ARTICLE IX

NOTICES

9.1 Sending Notices. Any notice required or permitted to be given under this Agreement shall be sent by United States mail, facsimile, personal delivery or nationally established overnight courier service, and shall be deemed received (a) when received, if sent by hand or overnight courier service, or mailed by certified or registered mail notices or (b) when sent, if sent by facsimile (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient), in each case addressed to the Grantors at the notice address set forth on Exhibit A, and to the Administrative Agent and the Lenders at the addresses set forth in accordance with Section 12.01 of the Credit Agreement.

9.2 Change in Address for Notices. Each of the Grantors, the Administrative Agent and the Lenders may change the address for service of notice upon it by a notice in writing to the other parties.

ARTICLE X

THE ADMINISTRATIVE AGENT

JPMorgan Chase Bank, N.A. has been appointed Administrative Agent for the Secured Parties hereunder pursuant to Article XI of the Credit Agreement. It is expressly understood and agreed by the parties to this Agreement that any authority conferred upon the Administrative Agent hereunder is subject to the terms of the delegation of authority made by the Secured Parties to the Administrative Agent pursuant to the Credit Agreement, and that the Administrative Agent has agreed to act (and any successor Administrative Agent shall act) as such hereunder only on the express conditions contained in such Article XI. Any successor Administrative Agent appointed pursuant to Article XI of the Credit Agreement shall be entitled to all the rights, interests and benefits of the Administrative Agent hereunder.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Borrower, the Grantors and the Administrative Agent have executed this Agreement as of the date first above written.

GRANTORS:

APPROACH RESOURCES INC., a Delaware corporation

By:	/s/ Sergei Krylov
	Name:	Sergei Krylov
	Title:	Executive Vice President and Chief Financial Officer

APPROACH MIDSTREAM HOLDINGS LLC, a Delaware limited liability company

By:	/s/ Sergei Krylov
	Name:	Sergei Krylov
	Title:	Executive Vice President and Chief Financial Officer

APPROACH OIL & GAS INC., a Delaware corporation

By:	/s/ Sergei Krylov
	Name:	Sergei Krylov
	Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO AMENDED AND RESTATED GUARANTY AND PLEDGE AGREEMENT –

APPROACH RESOURCES INC.]

APPROACH SERVICES, LLC, a Delaware limited liability company

By:	/s/ Sergei Krylov
	Name:	Sergei Krylov
	Title:	Executive Vice President and Chief Financial Officer

APPROACH DELAWARE, LLC, a Delaware limited liability company

By:	/s/ Sergei Krylov
	Name:	Sergei Krylov
	Title:	Executive Vice President and Chief Financial Officer

APPROACH OPERATING, LLC, a Delaware limited liability company

By:	/s/ Sergei Krylov
	Name:	Sergei Krylov
	Title:	Executive Vice President and Chief Financial Officer

APPROACH RESOURCES I, LP, a Texas limited partnership

By:	APPROACH OPERATING, LLC, a Delaware limited liability company, its general partner

By:	/s/ Sergei Krylov
	Name:	Sergei Krylov
	Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO AMENDED AND RESTATED GUARANTY AND PLEDGE AGREEMENT –

APPROACH RESOURCES INC.]

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., as administrative agent

By:	/s/ Michael A. Kamauf
Michael A. Kamauf
Authorized Officer

[SIGNATURE PAGE TO AMENDED AND RESTATED GUARANTY AND PLEDGE AGREEMENT –

APPROACH RESOURCES INC.]

EXHIBIT A

(See Sections 4.2 and 9.1 of Amended and Restated Guaranty and Pledge Agreement)

NOTICE AND ENTITY INFORMATION

Notice Address for all Grantors:

c/o Approach Oil & Gas Inc.

One Ridgmar Centre

6500 West Freeway, Suite 800

Fort Worth, Texas 76116

Attention: Sergei Krylov

Facsimile: (817) 989-9001

INFORMATION

Name of Grantor	Jurisdiction of Organization	Type of Entity	Organizational Identification Number	Federal Tax Identification Number
Approach Resources Inc.	Delaware	Corporation	3568006	51-0424817
Approach Midstream Holdings LLC	Delaware	Limited liability company	5178557	45-5634122
Approach Oil & Gas Inc.	Delaware	Corporation	3884265	20-1997957
Approach Operating, LLC	Delaware	Limited liability company	3726605	54-2131981
Approach Delaware, LLC	Delaware	Limited liability company	3726606	20-0507483
Approach Services, LLC	Delaware	Limited liability company	4666872	45-4733806
Approach Resources I, LP	Texas	Limited partnership	800269474	20-0415316

A-1

EXHIBIT B

(See Section 4.5 of Amended and Restated Guaranty and Pledge Agreement)

LIST OF PLEDGED COLLATERAL

EQUITY INTERESTS

Name of Grantor	Issuer	Certificate Number(s) (if applicable)	Number of Shares (if applicable)	Class of Equity Interests	Percentage of Outstanding Equity Interests in Issuer owned by Grantor
Approach Resources Inc.	Approach Midstream Holdings LLC	N/A	N/A	Membership Interests	100%
Approach Resources Inc.	Approach Oil & Gas Inc.	Certificate to be delivered post-closing pursuant to Section 5.2	Certificate to be delivered post-closing pursuant to Section 5.2	Common Stock	100%
Approach Resources Inc.	Approach Operating, LLC	N/A	N/A	Membership Interests	100%
Approach Resources Inc.	Approach Delaware, LLC	N/A	N/A	Membership Interests	100%
Approach Resources Inc.	Approach Services, LLC	N/A	N/A	Membership Interests	100%
Approach Operating, LLC	Approach Resources I, LP	N/A	N/A	General Partner Interests	1%
Approach Delaware, LLC	Approach Resources I, LP	N/A	N/A	Limited Partner Interests	99%

B-1

EXHIBIT C

(See Section 4.1 of Amended and Restated Guaranty and Pledge Agreement)

FILING OFFICES

Name of Grantor	Filing Office

Approach Resources Inc.	Delaware Secretary of State

Approach Midstream Holdings LLC	Delaware Secretary of State

Approach Oil & Gas Inc.	Delaware Secretary of State

Approach Operating, LLC	Delaware Secretary of State

Approach Delaware, LLC	Delaware Secretary of State

Approach Services, LLC	Delaware Secretary of State

Approach Resources I, LP	Texas Secretary of State

C-1

EXHIBIT D

(See Section 5.2 of Amended and Restated Guaranty and Pledge Agreement)

FORM OF AMENDMENT

This Amendment, dated             ,         is delivered pursuant to Section 5.2 of the Guaranty and Pledge Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Guaranty and Pledge Agreement. The undersigned hereby certifies that the representations and warranties in Article IV of the Agreement are and continue to be true and correct. The undersigned further agrees that this Amendment may be attached to that certain Amended and Restated Guaranty and Pledge Agreement, dated May 7, 2014, between the undersigned, as a Grantor, the other Grantors party thereto, and JPMorgan Chase Bank, N.A., as the Administrative Agent, (as amended prior to the date hereof, the “Guaranty and Pledge Agreement”) and that the Collateral listed on Schedule I to this Amendment shall be and become a part of the Collateral referred to in said Guaranty and Pledge Agreement and shall secure all Indebtedness referred to in said Guaranty and Pledge Agreement.

[INSERT SIGNATURE BLOCK FOR GRANTOR PLEDGING ADDITIONAL COLLATERAL]

By:

Name:

Title:

D-1

SCHEDULE I TO AMENDMENT

EQUITY INTERESTS

Name of Grantor	Issuer	Certificate Number(s) (if applicable)	Number of Shares (if applicable)	Class of Equity Interests	Percentage of Outstanding Equity Interests in Issuer owned by Grantor

D-1

Annex 1 to

Amended and Restated Guaranty and Pledge Agreement

ASSUMPTION AGREEMENT, dated as of             , 20    , by                                         , a                      (the “Additional Grantor”), in favor of JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the Secured Parties. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

PRELIMINARY STATEMENTS

A. Approach Resources Inc., a Delaware corporation (“Borrower”), the Lenders and the Administrative Agent have entered into an Amended and Restated Credit Agreement, dated as of May 7, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. In connection with the Credit Agreement, Borrower and certain other Credit Parties entered into that certain Amended and Restated Guaranty and Pledge Agreement dated as of May 7, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty and Pledge Agreement”) with the Administrative Agent for the benefit of the Secured Parties.

C. The Credit Agreement requires the Additional Grantor to become a party to the Guaranty and Pledge Agreement.

D. The Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guaranty and Pledge Agreement.

ACCORDINGLY, IT IS AGREED:

1. Guaranty and Pledge Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 5.7 of the Guaranty and Pledge Agreement, hereby becomes a party to the Guaranty and Pledge Agreement as a “Grantor” thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby (a) expressly assumes all obligations and liabilities of a Grantor thereunder, (b) grants a Lien and Security Interest in all Collateral owned by it in favor of the Administrative Agent for the benefit of the Secured Parties, in accordance with the terms of the Guaranty and Pledge Agreement, and (c) absolutely and unconditionally guarantees the prompt, complete and full payment of the Indebtedness when due, no matter how such shall become due in accordance with the terms of the Guaranty and Pledge Agreement. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the appropriate Exhibits to the Guaranty and Pledge Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Article III of the Guaranty and Pledge Agreement is, as to itself, true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

Annex 1-1

2. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

,
a

By:
Name:
Title:

Annex 1-2